Exhibit 32.1


                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Libra Alliance Corporation (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2005, fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ April L. Marino
Date: November 7, 2005            ____________________________________
                                  April L. Marino
                                  Principal Executive Officer
                                  Principal Financial Officer